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                                                                  Exhibit 10.6.k

                               THIRD AMENDMENT OF
              FMC TECHNOLOGIES, INC. EMPLOYEES' RETIREMENT PROGRAM
                 PART II UNION HOURLY EMPLOYEES' RETIREMENT PLAN

         WHEREAS, FMC Technologies, Inc. (the "Company") maintains the FMC Technologies, Inc. Employees' Retirement Program Part II Union Hourly Employees' Retirement Plan (the "Plan");

         WHEREAS, amendment of the Plan is now considered desirable to reflect the most recent union negotiations; and

         WHEREAS, this amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of the amendment;

         NOW, THEREFORE, by virtue and in exercise of the powers reserved to the Company under Section 11.1 Plan Amendment or Termination of the Plan, the Plan is hereby amended, effective May 1, 2001, in the following respects:

              Supplement 4 - Food Processing Machinery Division, Hoopeston, Illinois is hereby amended by adding the following to the end of
         Section 4-5 Normal Retirement Benefit:

              "On or after December 1, 2002      $33.00"

         IN WITNESS WHEREOF, the Company has caused this amendment to be executed by a duly authorized representative this 17th day of March 2003.

                                                FMC Technologies, Inc.

                                                By: /s/ Michael W. Murray
                                                    ---------------------
                                                Vice President Human Resources